UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 27, 2004

Southside Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Texas	0-12247	75-1848732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 S. Beckham, Tyler, Texas (Address of principal executive offices)		75701 (Zip Code)

Registrant’s telephone number, including area code (903) 531-7111

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230-425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Split Dollar Agreement of Lee R. Gibson III
Split Dollar Agreement of B. G. Hartley
Split Dollar Agreement of Charles E. Dawson

ITEM 1.01 Entry into a Material Definitive Agreement.

ITEM 9.01 Financial Statements and Exhibits

SIGNATURE
EXHIBIT 10(i)
EXHIBIT 10(j)
EXHIBIT 10(k)

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Item 1.01. Entry into a Material Definitive Agreement.

     Southside Bank, a wholly-owned subsidiary of the Registrant, entered into the following Split Dollar Agreements:

(a)	Split Dollar Life Insurance Agreement dated September 7, 2004, by and between Southside Bank and Lee R. Gibson III.

(b)	Split Dollar Life Insurance Agreement dated August 31, 2004, by and between Southside Bank and B. G. Hartley.

(c)	Split Dollar Life Insurance Agreement dated August 27, 2004, by and between Southside Bank and Charles E. Dawson.

Southside Bank (“The Bank”) has entered into split dollar agreements by and between the Bank and three of the Bank’s Senior Executive Officers, Lee R. Gibson III, Executive Vice President and C.F.O., B. G. Hartley, Chairman of the Board and C.E.O. and Charles E. Dawson, President. The agreement provides the Bank will be the beneficiary under the life insurance policies listed in schedule A of the agreements insuring the senior executive officers lives, however, the senior executive officers have the right to designate the beneficiary of the death benefits guaranteed in each agreement. The initial death benefits for each of the senior executive officers are as follows: $700,000 for Lee R. Gibson III, $1,110,000 for B. G. Hartley and $750,000 for Charles E. Dawson. Each of these amounts will be increased annually on the anniversary date of the agreement by an inflation adjustment factor of five percent, provided the total benefit shall be prorated from the first day of the year in which death occurs through the date of the Executive’s death and shall not exceed the net death proceeds. If after termination of employment the Executive has a Vested Insurance Benefit pursuant to Article 4 at the date of the Executive’s death the Executive’s beneficiary shall be entitled to a benefit equal to two times the Executive’s base salary for the Executive’s final year of employment, provided the total benefit shall not exceed the net death proceeds. Before and after the Executive’s retirement, the Bank also shall pay an annual gross-up bonus to the Executive in an amount sufficient to enable the Executive to pay the federal income tax on both the economic benefit and on the gross-up bonus. A copy of the agreements are attached hereto as Exhibits 10 (i), 10 (j) and 10 (k). This description of the agreements in this report on Form 8-K is qualified in its entirety by reference to the complete copy of the agreements attached hereto as exhibits.

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Exhibit Title
10(i)	Split Dollar Agreement of Lee R. Gibson III dated September 7, 2004
10(j)	Split Dollar Agreement of B. G. Hartley dated August 31, 2004
10(k)	Split Dollar Agreement of Charles E. Dawson dated August 27, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHSIDE BANCSHARES, INC
Date: October 19, 2004	By:	/s/ Lee R. Gibson III
Lee R. Gibson III
Executive Vice President and Chief Financial Officer

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